Rule 497(e)

1940 Act File No. 811-21580

1933 Act Registration No. 333-115299

CORTINA FUNDS, INC.

Supplement to Prospectus dated November 1, 2018

and Summary Prospectus dated November 1, 2018

and Statement of Additional Information dated November 1, 2018

Cortina Small Cap Growth Fund

(Institutional Class: CRSGX)

Cortina Small Cap Value Fund

(Institutional Class: CRSVX)

(Investor Class: CISVX)

On February 5, 2019, the Board of Directors of Cortina Funds, Inc. (the “Board”) approved Plans of Liquidation (the “Plans”) for the Cortina Small Cap Growth Fund and the Cortina Small Cap Value Fund (each a “Fund” and collectively, the “Funds”), upon the recommendation of Cortina Asset Management, LLC (the “Adviser”) to liquidate the Funds. After considering a variety of factors, the Board concluded that it was in the best interests of each Fund and its shareholders that the Funds be closed to new investments effective at the close of business on February 5, 2019 and liquidated effective as of the close of business on March 22, 2019 (the “Liquidation Date”).

The Plan determines the manner in which each Fund will be liquidated. Although the Funds are closed to most new purchases, you may continue to redeem your shares of a Fund as provided in the Funds’ Prospectus. Please note, however, that each Fund will be liquidating its assets as of the close of business on the Liquidation Date. Each Fund has determined to waive the redemption fee of 2.00% imposed on shares redeemed within 60 days of purchase for redemptions of Fund shares that occur after the date of this supplement.

Each Fund’s respective portfolio manager(s) will likely increase the Fund’s assets held in cash and cash equivalents in order to prepare for the orderly liquidation of the Fund. As a result, each Fund is expected to deviate from its stated investment objective, policies and strategies. The Adviser will bear all expenses of the liquidation to the extent such expenses are not part of a Fund’s customary fees and operating expenses.

Pursuant to the Plans, any shareholder who has not redeemed their shares of a Fund prior to March 22, 2019 will have their shares redeemed in cash and will receive one or more payments representing the shareholder’s proportionate interest in the net assets of the Fund as of March 22, 2019, subject to any required withholdings. Shareholders (other than tax-qualified plans or tax-exempt accounts) will recognize gain or loss for federal income tax purposes on the redemption of their Fund shares in the liquidation. In addition, each Fund and its shareholders will bear the transaction costs and tax consequences associated with the disposition of the Fund’s portfolio holdings prior to the Liquidation Date. Each Fund may make a distribution of net capital gains and net investment income, if any, prior to March 22, 2019. Shareholders should consult their tax advisers for further information about federal, state and local tax consequences relative to their specific situation.

Important Information for Retirement Plan Investors

If you are a retirement plan investor, you should consult your tax adviser regarding the consequences of a redemption of Fund shares. If you hold your Fund shares through a tax-deferred retirement account, you should consult with your tax adviser or account custodian to determine how you may reinvest your redemption proceeds on a tax-deferred basis. If you will receive a distribution from an Individual Retirement Account (IRA) or a Simplified Employee Pension (SEP) IRA but want to avoid having to include the distribution in your taxable income for the year, you must either roll the proceeds into another IRA within 60 days of the date of the distribution (a “60-day rollover”) or request the distribution be made directly to another IRA or eligible retirement plan (a “direct rollover”). Please note you can make only one tax-free, 60-day rollover of a distribution you receive from an IRA to another (or the same) IRA during any 12-month period, regardless of the number of IRAs you own. If you receive a distribution from a 403(b)(7) custodial account (tax-sheltered account) or a Keogh account, you must effect a 60-day rollover or a direct rollover to an eligible retirement plan to avoid disqualification of the plan and inclusion of the distribution in your taxable income for the year. If you are the trustee of a qualified retirement plan or the custodian of a 403(b)(7) custodial account (tax-sheltered account) or a Keogh account, you may reinvest the proceeds in any way permitted by its governing instrument.

This Supplement should be retained with your Prospectus, Summary Prospectus and Statement of Additional Information for future reference.

The date of this Prospectus, Summary Prospectus and Statement of Additional Information Supplement is February 5, 2019.